BJURMAN MICRO-CAP GROWTH FUND
                            SUPPLEMENT TO PROSPECTUS

     The Prospectus, dated July 29, 1998, of the Bjurman Micro-Cap Growth Fund (the "Fund") is hereby amended to reflect a change in the Fund's calculation of its net asset value. The following revises paragraphs two and three of the disclosure in the section "Net Asset Value" on page 14 of the Prospectus:

"Market quotations are generally the last reported sales price on the principal exchange on which the security trades, or if no sale price is reported, the closing bid price is used. Securities traded over-the-counter are priced at the last sale price (or if the last sale price is not readily available, at the last bid price). When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by, and under the supervision of, the Board of Trustees.

Securities are valued through valuations obtained from a commercial pricing service or at the last sale price provided by investment dealers in accordance with procedures established by the Board of Trustees."

                  THE DATE OF THIS SUPPLEMENT IS MAY 26, 1999.